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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549


                                      FORM 8-K


                                   CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


                  Date of Report (Date of earliest event reported)
                                 February 16, 1999


                                    GENUS, INC.
               (Exact name of registrant as specified in its charter)


                                     CALIFORNIA
           (State or other jurisdiction of incorporation or organization)


          0-17139                                 94-2790804
  Commission File Number           (I.R.S. Employer Identification Number)

                                1139 Karlstad Drive
                                Sunnyvale, CA 94089
                      (Address of principal executive offices)


                                   (408) 747-7120
                (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     Registrant is filing this Current Report on Form 8-K solely for the purpose of disclosing the Registrant's financial results for the fourth quarter and year ended December 31, 1998, announced on February 16, 1999.

     A copy of the Registrant's press release announcing the Registrant's financial results is filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c) EXHIBITS  (in accordance with Item 601 of Regulation S-K)

          99.1  Press Release dated February 16, 1999.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.



                                   GENUS, INC.


Date:  February 18, 1999           /s/  Kenneth Schwanda
                                   -------------------------------------------
                                   Kenneth Schwanda
                                   Vice President of Finance and
                                   Chief Financial Officer

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                                   EXHIBIT INDEX

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Exhibit No.    Description
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
     99.1      Press Release dated February 16, 1999.

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